UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 20, 1998


                                  1-2981
                         (Commission File Number)

                     -----------------------------

                           FIRSTAR CORPORATION
          (Exact name of Registrant as specified in its charter)

        WISCONSIN	                               39-1940778
(State of incorporation)                      (I.R.S. Employer
                                            Identification Number)


         777 East Wisconsin Avenue, Milwaukee, Wisconsin  53202
         (Address of Registrant's principal executive office)

                              414-765-4321
                      (Registrant's telephone number)

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

Effective November 20, 1998, Star, Firstar, Firstar (WI) and Merger Sub (each as defined below) consummated the Merger (as defined below) pursuant to the Amended and Restated Agreement and Plan of Reorganization, dated as of June 30, 1998, as amended and restated as of September 17, 1998 (the "Merger Agreement"), by and among Star Banc Corporation, an Ohio corporation ("Star"), Firstar Corporation, a Wisconsin corporation ("Firstar"), Firstar (WI) Corporation, a Wisconsin corporation and wholly-owned subsidiary of Firstar ("Firstar (WI)," or "Registrant") and Firstar Merger Corporation, a Wisconsin corporation and wholly-owned subsidiary of Firstar (WI) ("Merger Sub"). Pursuant to the Merger Agreement, (i) Merger Sub merged with and into Firstar (the "First Step Merger"), so that (a) Firstar is the surviving corporation in the First Step Merger and (b) Firstar (WI) became the ultimate parent holding company for Firstar after the First Step Merger, and (ii) Star merged with and into Firstar (the "Second Step Merger" and, with the First Step Merger, the "Merger") so that (a) Firstar is the surviving corporation of the Second Step Merger, and (b) Firstar (WI) continues to be the ultimate parent holding company for Firstar after the Second Step Merger. Firstar (WI) has been renamed "Firstar Corporation." A copy of the press release announcing the consummation of the Merger is filed as
Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 5. 	OTHER MATTERS

A.	MATTERS RELATED TO THE MERGER

Pursuant to the Merger Agreement, (i) each share of Firstar common stock, par value $1.25 per share, has been converted into the right to receive 0.76 shares of the common stock, par value $0.01, of Firstar
(WI) ("Registrant Common Stock"), with cash in lieu of fractional shares, and (ii) each share of Star common stock, par value $5.00 per share, has been converted into the right to receive one share of Registrant Common Stock. Registrant's Registration Statement on Form S-4, which was declared effective by the Securities and Exchange Commission on September 23, 1998, sets forth certain information regarding the Merger, the Registrant, Star, Firstar and Merger Sub.

The Registrant is the successor issuer to Firstar under Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended. The Registrant Common Stock is, therefore, deemed registered under Section 12(b) of the Exchange Act.

The following individuals have been appointed as Directors of Registrant to serve until they are eligible for nomination and election by the shareholders of Registrant for the terms set forth below or until their successors are elected and qualified:

Class I                      Class II                Class III

Paul M. Baker          James R. Bridgeland, Jr.    Robert C. Buchanan
Michael E. Battan      Samuel M. Cassidy           Victoria B. Buyniski
Laurance L.
  Browning, Jr.        George M. Chester, Jr.      John C. Dannemiller
Roger L. Fitzsimonds   V. Anderson Coombe          David B. Garvin
James L. Forbes        Jerry A. Grundhofer         William H. Lacy
J.P. Hayden, Jr.       Joe F. Hladky               Kenneth P. Manning
Roger L. Howe          Thomas J. Klinedinst, Jr.   Daniel F.
                                                     McKeithan, Jr.
Sheldon B. Lubar       Robert J. O'Toole           Charles S.
                                                     Mechem, Jr.
David B. O'Maley       Judith D. Pyle              Daniel J. Meyer
O'dell M. Owens        John J. Stollenwerk         Thomas E. Petry
William W. Wirtz       Oliver W. Waddell

Directors in Class I will be eligible for nomination and election in 1999, those in Class II in 2000 and those in Class III in 2001. After election, each Director will serve for a three year term, or until his or her successor is elected and qualified.


B.	DESCRIPTION OF REGISTRANT CAPITAL STOCK

GENERAL
The authorized capital stock of Registrant consists of 800,000,000 shares of Registrant Common Stock, and 10,000,000 shares of preferred stock, par value $1.00 ("Registrant Preferred Stock"). After taking into account the shares of Registrant Common Stock to be reserved or issued pursuant to the Merger, the number of shares of Registrant Common Stock available for other corporate purposes is approximately 570,000,000. The availability for issue of shares of Registrant Common Stock by the directors of Registrant without further action by shareholders (except as may be required by applicable stock exchange requirements) would enable Registrant's Board of Directors (the "Registrant Board") to consider additional transactions, including mergers and acquisitions, in which shares of Registrant Common Stock would be issued and could also be viewed as enabling the directors to take certain actions, including issuing shares, warrants or rights to acquire shares, which might make it more difficult for persons who seek to obtain control of Registrant. Registrant has no present plans to issue any shares of Registrant Common Stock other than as described herein, pursuant to the Merger Agreement and through employee benefit plans of Registrant.

REGISTRANT COMMON STOCK

     Listing. Registrant Common Stock is listed on the New York Stock Exchange under the trading symbol "FSR."

     Voting and Other Rights. The holders of Registrant Common Stock are entitled to one vote per share, and in general, a majority of votes cast with respect to a matter will be sufficient to authorize action on routine matters. Directors are to be elected by a plurality of the votes cast, and shareholders do not have the right to cumulate their votes in the election of directors. Subject to supermajority requirements, (i) amendments to the Articles of Incorporation of Registrant will be approved if the votes cast within a voting group favoring the action exceed the votes cast within the voting group opposing the action and (ii) a merger or dissolution of Registrant, or the sale of all or substantially all of its assets, must be approved by both the affirmative vote of the holders of a majority of the voting power of the outstanding voting shares and the affirmative vote of the holders of a majority of the outstanding shares of each class entitled to vote thereon as a class.

     In the event of liquidation, holders of Registrant Common Stock would be entitled to receive pro rata any assets legally available for distribution to shareholders of Registrant with respect to shares held by them, subject to any prior rights of any Registrant Preferred Stock (as described below) then outstanding.
Registrant Common Stock does not have any preemptive rights, redemption privileges, sinking fund privileges or conversion rights. Upon issuance in the First Step Merger and the Second Step Merger, the shares of Registrant Common Stock will be validly issued, fully paid and nonassessable, except for possible assessment in certain circumstances.

     Firstar Bank Milwaukee, N.A. acts as transfer agent and registrar for the Registrant Common Stock.

     Distributions. The holders of Registrant Common Stock are entitled to receive such dividends or distributions as the Registrant Board may declare out of funds legally available for such payments. The payment of distributions by Registrant is subject to the restrictions of Wisconsin law applicable to the declaration of distributions by a corporation. A Wisconsin corporation generally may not authorize and make distributions if, after giving effect thereto, it would be unable to meet its debts as they become due in the usual course of business or if the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if it were to be dissolved at the time of distribution, to satisfy claims upon of shareholders who have preferential rights superior to the rights of the holders of its common stock. In addition, the payment of distributions to shareholders is subject to any prior rights of outstanding preferred stock.

     As a bank holding company, the ability of Registrant to pay distributions will be affected by the ability of its banking subsidiaries to pay dividends. The ability of such banking subsidiaries, as well as of Registrant, to pay dividends in the future currently is, and could be further, influenced by bank regulatory requirements and capital guidelines.

REGISTRANT PREFERRED STOCK
Registrant has authorized 10,000,000 shares of Registrant Preferred Stock and may issue such Registrant Preferred Stock in one or more series, each with such preferences, limitations, designations, conversion rights, voting rights, distribution rights, voluntary and involuntary liquidation rights and other rights as the Registrant Board may determine.


C.	ADOPTION OF RIGHTS PLAN

		On November 20, 1998, the Registrant Board declared a dividend of one preferred share purchase right ("Rights") on each outstanding share of Registrant Common Stock. A copy of the press release announcing the declaration of the Rights dividend is filed as
Exhibit 99.2 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION AND SELECTED
          FINANCIAL DATA

	The following unaudited Pro Forma Condensed Financial Information and explanatory notes are presented to show the impact on the historical financial position and the results of operations of the Combined Company for the proposed merger of Star Banc Corporation ("Star") and Firstar Corporation ("Firstar") and should be read in conjunction with the consolidated financial statements, including the notes thereto, of Star and Firstar which are incorporated by reference in this filing. The Pro Forma Condensed Financial Information also reflects the combination of Star and Trans Financial, Inc. ("Trans Financial") which was completed on August 21, 1998. The unaudited Pro Forma Condensed Combined Financial Information is presented for illustration purposes only in accordance with the assumptions set forth below, and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated nor is it necessarily indicative of future operating results or financial position of the combined company.

	In accordance with the terms of the Merger Agreement and Plan of Reorganization, each share of Firstar Common Stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive
0.76 of a share of the combined company. Each share of Star Common Stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive one share of the combined company.

	In accordance with the terms of the merger agreement between Star and Trans Financial each share of Trans Financial Common Stock outstanding immediately prior to the effective time of the merger was converted into the right to receive 0.9003 of a share of Star Common Stock.

	The unaudited Pro Forma Financial Information reflects the Star/Firstar merger using the pooling of interest method of accounting. Star's acquisition of Great Financial Corporation ("Great Financial") was completed on February 7, 1998 and is reflected in Star's September 30, 1998 unaudited balance sheet. The unaudited Pro Forma Condensed Balance Sheet assumes the Star/Firstar merger was consummated on September 30, 1998. The unaudited Pro Forma Condensed Combined Income Statements for the nine months ended September 30, 1998 and the year ended December 31, 1997 present the combined results of operations of Star, Great Financial, Trans Financial and Firstar as if the mergers and the Great Financial acquisition had been effective January 1, 1997, after the effect of certain adjustments described in the Notes to the Unaudited Pro Forma Condensed Combined Financial Information. The unaudited Pro Forma Condensed Combined Income Statements for the years ended December 31, 1996 and 1995, present the combined results of operations of only Star, Trans Financial and Firstar as if the mergers had occurred at the beginning of each period presented.

	The Great Financial acquisition was accounted for as a purchase and accordingly, the results of the transaction and the operations have been reflected in the financial statements of Star from the date of acquisition. Under the purchase method, the purchase price is allocated to the assets and liabilities acquired based on their estimated fair values at the time of the acquisition. The allocation of the purchase price for Great Financial is preliminary and may change as certain estimates and contingencies are finalized, although any adjustments are not expected to be material.

	The combined company expects to achieve substantial merger benefits including operating cost savings and revenue enhancements. The pro forma earnings, which do not reflect any potential savings or revenue enhancements which are expected to result from the consolidation of operations of Star and Firstar, in addition to Star and Trans Financial, and are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings and revenue enhancements to be realized.

PROFORMA FIRSTAR SELECTED FINANCIAL DATA
(dollars in thousands except per share data)

                              Nine        Nine
                            Months      Months
                             ended       ended
                          Sept. 30,   Sept. 30,                    Year Ended December 31,
                                                ----------------------------------------------------------
                              1998        1997        1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------
Results of Operations
   Interest income     $ 1,979,826 $ 1,920,461 $ 2,578,695 $ 2,266,358 $ 2,192,418 $ 1,803,450 $ 1,649,040
   Interest expense        937,374     901,938   1,212,959   1,023,404   1,018,634     691,899     607,056
----------------------------------------------------------------------------------------------------------
   Net interest income   1,042,452   1,018,523   1,365,736   1,242,954   1,173,784   1,111,551   1,041,984
   Taxable equivalent
     adjustment (a)         32,323      30,163      40,558      39,053      38,490      39,630      37,278
----------------------------------------------------------------------------------------------------------
        Net interest
          income (Fte)   1,074,775   1,048,686   1,406,294   1,282,007   1,212,274   1,151,181   1,079,262
   Noninterest income      657,082     547,968     767,959     640,663     554,732     504,804     522,840
----------------------------------------------------------------------------------------------------------
   Net revenue           1,731,857   1,596,654   2,174,253   1,922,670   1,767,006   1,655,985   1,602,102
   Noninterest expense     993,328     893,724   1,224,923   1,162,183   1,086,385   1,026,566     992,953
   Provision for loan
     losses                 87,466      81,976     123,595      97,334      67,117      50,475      64,892
   Net income              417,163     387,681     518,574     415,418     380,831     357,684     342,261
----------------------------------------------------------------------------------------------------------
Per Share (b)
   Basic EPS           $      1.92 $      1.79 $      2.39 $      1.96 $      1.76 $      1.66 $      1.59
   Diluted EPS                1.88        1.75        2.35        1.93        1.74        1.64        1.57
   Common stock cash
     dividends declared
     (Star)                   0.69        0.60        0.80        0.63        0.53        0.47        0.39
   Period-end market
     value (Star)            66.13       45.94       57.38       30.63       19.83       12.13       11.67
       Star                106,706     106,108     106,037      98,760     100,211      99,678      98,661
       Firstar (@0.76)     110,386     110,401     110,309     112,526     115,088     114,297     112,679
                        ----------------------------------------------------------------------------------
   Weighted avg. shares
     - basic               217,092     216,509     216,346     211,286     215,299     213,975     211,340
       Star                109,832     109,035     109,015     100,549     101,470     101,230     101,673
       Firstar (@0.76)     111,810     112,011     111,953     114,331     117,691     117,412     116,227
                        ----------------------------------------------------------------------------------
   Weighted avg. shares
     - diluted             221,642     221,046     220,968     214,880     219,161     218,642     217,900
----------------------------------------------------------------------------------------------------------
Average Balances
   Loans, net of
     unearned interest $24,964,864 $24,335,608 $24,672,899 $21,524,241 $20,151,581 $18,011,109 $16,154,256
   Loans held for sale     846,436     336,033     154,839      53,824      19,436      17,913      33,689
   Investment
     securities          6,654,307   6,582,578   6,518,682   6,192,654   6,401,651   5,780,779   5,357,232
   Short-term
     investments           124,196     198,752     214,726     139,314     234,360     323,226     549,043
----------------------------------------------------------------------------------------------------------
   Total interest-
     earning assets     32,589,803  31,452,971  31,561,146  27,910,033  26,807,028  24,133,027  22,094,220
   Total assets         36,306,773  34,430,792  34,584,979  30,721,777  29,327,958  26,385,339  24,315,538
   Noninterest-bearing
     deposits            5,425,222   5,001,317   5,030,484   4,733,197   4,188,735   4,071,936   3,974,983
   Interest-bearing
     deposits           21,271,298  20,548,009  20,572,478  18,689,884  18,058,090  16,331,182  15,857,719
----------------------------------------------------------------------------------------------------------
   Total deposits       26,696,520  25,549,326  25,602,962  23,423,081  22,246,825  20,403,118  19,832,702
   Short-term
     borrowings          3,986,993   3,800,328   3,774,257   3,354,009   3,378,162   2,664,178   1,521,488
   Long-term debt        1,704,922   1,688,062   1,737,296     929,515     821,517     673,333     509,819
   Shareholders'
     equity              3,330,156   2,856,411   2,894,784   2,540,314   2,425,113   2,248,238   2,074,482
----------------------------------------------------------------------------------------------------------
Ratios
   Return on average
     assets                   1.54%       1.51%       1.50%       1.35%       1.30%       1.36%       1.41%
   Return on average
     equity                  16.75       18.15       17.91       16.35       15.70       15.91       16.50
   Noninterest expense
     to net revenue          57.36       55.97       56.34       60.45       61.48       61.99       61.98
   Average shareholders'
     equity to average
     total assets             9.17        8.30        8.37        8.27        8.27        8.52        8.53
----------------------------------------------------------------------------------------------------------
Excluding SAIF Special Assessment and Restructuring Charges:
   Net income          $   444,639 $   387,681 $   518,574 $   460,131 $   395,879 $   357,684 $   342,261
   Diluted EPS                2.01        1.75        2.35        2.14        1.81        1.64        1.57
   Return on average
     assets                   1.64%       1.51%       1.50%       1.50%       1.35%       1.36%       1.41%
   Return on average
     equity                  17.85       18.15       17.91       18.11       16.32       15.91       16.50
   Noninterest expense
     to net revenue
     (effeciency ratio)      54.92       55.97       56.34       56.87       60.17       61.99       61.98
----------------------------------------------------------------------------------------------------------
(a)Taxable equivalent adjustment was calculated utilizing a marginal federal income tax rate of 35 percent for 1993-1998.
(b)Share amounts have been restated to reflect a 3-for-1 stock split in December 1996 for Star and a
   2-for-1 stock split in January 1997 by Firstar.


STAR SELECTED FINANCIAL DATA
(dollars in thousands except per share data)

                              Nine        Nine
                            Months      Months
                             ended       ended
                          Sept. 30,   Sept. 30,                    Year Ended December 31,
                                                ----------------------------------------------------------
                              1998        1997        1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------
Results of Operations
   Interest income     $   903,267 $   715,122 $   804,552 $   735,525 $   710,404 $   569,724 $   518,167
   Interest expense        420,225     312,594     342,653     317,326     332,196     223,618     194,691
----------------------------------------------------------------------------------------------------------
   Net interest income     483,042     402,528     461,899     418,199     378,208     346,106     323,476
   Taxable equivalent
     adjustment (a)          3,538       3,591       3,400       3,300       3,356       3,069       3,283
----------------------------------------------------------------------------------------------------------
   Taxable equivalent
     net interest income   486,580     406,119     465,299     421,499     381,564     349,175     326,759
   Noninterest income      241,879     175,537     204,576     170,522     138,124     117,015     112,890
----------------------------------------------------------------------------------------------------------
   Net revenue             728,459     581,656     669,875     592,021     519,688     466,190     439,649
   Noninterest expense     392,944     288,533     321,763     308,211     286,214     260,311     250,849
   Provision for loan
     losses                 48,946      49,114      53,614      40,773      25,101      24,372      33,008
   Net income              186,072     160,584     194,754     158,359     136,603     116,591     100,273
----------------------------------------------------------------------------------------------------------
Per Share (b)
   Basic EPS           $      1.76 $      1.66 $      2.26 $      1.79 $      1.52 $      1.30 $      1.12
   Diluted EPS                1.71        1.61        2.19        1.75        1.50        1.28        1.10
   Common stock cash
     dividends declared       0.69        0.60        0.80        0.63        0.53        0.47        0.39
   Period-end book value     15.73       10.76       10.62        9.86        9.16        8.01        7.44
   Period-end market
     value                   66.13       45.94       57.38       30.63       19.83       12.13       11.67
   Weighted avg. shares
     - basic               105,477      96,523      86,160      88,544      90,086      89,618      88,646
   Weighted avg. shares
     - diluted             108,603      99,450      88,877      90,238      91,247      91,095      91,549
----------------------------------------------------------------------------------------------------------
Average Balances
   Loans, net of
     unearned interest $11,340,444 $ 9,320,082 $ 8,012,368 $ 7,255,113 $ 6,669,806 $ 5,721,667 $ 5,146,341
   Loans held for sale     471,303     125,720          --          --          --          --          --
   Investment
     securities          2,453,209   1,627,724   1,321,363   1,531,349   1,901,722   1,900,290   1,592,210
   Short-term
     investments            52,773      61,432      81,087      31,097      17,059      43,080     264,502
----------------------------------------------------------------------------------------------------------
   Total interest-
     earning assets     14,317,729  11,134,958   9,414,818   8,817,559   8,588,587   7,665,037   7,003,053
   Total assets         16,091,445  12,213,498  10,357,273   9,705,620   9,439,626   8,252,244   7,542,798
   Noninterest-bearing
     deposits            2,140,728   1,674,329   1,487,192   1,345,296   1,188,364   1,065,933   1,036,141
   Interest-bearing
     deposits            9,835,276   7,712,342   6,402,135   6,298,664   6,155,334   5,212,946   5,085,718
----------------------------------------------------------------------------------------------------------
   Total deposits       11,976,004   9,386,671   7,889,327   7,643,960   7,343,698   6,278,879   6,121,859
   Short-term
     borrowings          1,576,438   1,129,370   1,016,900     898,025   1,014,552     995,901     621,482
   Long-term debt          705,617     481,194     380,659     162,840     163,788     155,172      54,308
   Shareholders'
     equity              1,534,103     988,202     861,029     835,566     777,674     702,605     640,868
----------------------------------------------------------------------------------------------------------
Ratios
   Return on average
     assets                   1.55%       1.76%       1.88%       1.63%       1.45%       1.41%       1.33%
   Return on average
     equity                  16.22       21.73       22.62       18.95       17.57       16.59       15.65
   Net interest margin        4.53        4.86        4.94        4.78        4.44        4.55        4.67
   Noninterest expense
     to net revenue          53.94       49.61       48.03       52.06       55.07       55.84       57.06
   Dividend payout ratio     40.26       35.54       35.07       34.69       35.00       35.89       34.41
   Tier 1 risk-based
     capital                  8.11        8.70        8.77        7.64        7.97        8.66       11.10
   Total risk-based
     capital                 11.36       12.54       12.61       11.88       11.23       12.16       12.41
   Leverage (c)               6.75        7.73        8.01        6.53        6.23        6.27        8.24
   Average shareholders'
     equity to average
     total assets             9.53        8.09        8.31        8.61        8.24        8.51        8.50
----------------------------------------------------------------------------------------------------------

(a)Taxable equivalent adjustment was calculated utilizing a marginal federal income tax rate of 35 percent for 1993-1998.
(b)Share amounts have been restated to reflect a 3-for-1 stock split in December 1996.
(c)Defined as tier 1 equity as a percent of average assets.

FIRSTAR CORPORATION SELECTED FINANCIAL DATA (a)
(dollars in thousands except per share data)

                              Nine        Nine
                            Months      Months
                             ended       ended
                          Sept. 30,   Sept. 30,                    Year Ended December 31,
                                                ----------------------------------------------------------
                              1998        1997        1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------
Results of Operations
   Interest income     $ 1,055,575 $ 1,046,372 $ 1,401,473 $ 1,382,898 $ 1,347,786 $ 1,119,744 $ 1,028,054
   Interest expense        503,367     484,874     651,088     633,012     621,839     420,906     368,115
----------------------------------------------------------------------------------------------------------
   Net interest income     552,208     561,498     750,385     749,886     725,947     698,838     659,939
   Taxable equivalent
     adjustment (b)         28,785      26,572      35,803      34,095      33,468      34,964      32,468
----------------------------------------------------------------------------------------------------------
   Taxable equivalent
     net interest income   580,993     588,070     786,188     783,981     759,415     733,802     692,407
   Noninterest income      411,443     343,530     491,139     440,452     392,197     370,619     392,918
----------------------------------------------------------------------------------------------------------
   Net revenue             992,436     931,600   1,277,327   1,224,433   1,151,612   1,104,421   1,085,325
   Noninterest expense     589,472     541,291     744,018     773,330     734,122     706,185     689,274
   Provision for loan
     losses                 36,187      30,539      54,658      42,647      36,756      23,891      29,090
   Net income (loss)       231,058     219,790     295,209     250,177     228,913     226,673     227,938
----------------------------------------------------------------------------------------------------------
Per Share
   Basic EPS           $      1.59 $      1.51 $      2.03 $      1.68 $      1.50 $      1.49 $      1.50
   Diluted EPS                1.57        1.49        2.00        1.66        1.48        1.47        1.49
   Common stock cash
     dividends declared       0.67        0.61        0.82        0.74        0.66        0.58        0.50
   Period-end book value     12.58       11.28       11.65       11.26       10.31        9.73        8.89
   Period-end market
     value                   50.63       36.25       42.44       26.25       19.81       13.44       15.38
----------------------------------------------------------------------------------------------------------
Average Balances
   Loans, net of
     unearned interest $13,367,485 $13,125,311 $13,290,260 $12,922,374 $12,291,674 $11,215,862 $10,110,788
   Loans held for sale     361,566     134,850          --          --          --          --          --
   Investment
     securities          4,112,001   4,184,282   4,181,962   4,369,452   4,195,257   3,526,614   3,378,348
   Short-term
     investments            71,423     137,320     124,923     107,202     203,452     266,487     247,206
----------------------------------------------------------------------------------------------------------
   Total interest-
     earning assets     17,912,475  17,581,763  17,597,145  17,399,028  16,690,383  15,008,963  13,736,342
   Total assets         19,824,362  19,292,830  19,323,549  19,158,829  18,215,400  16,545,035  15,308,906
   Noninterest-bearing
     deposits            3,265,007   3,174,327   3,186,828   3,174,569   2,827,623   2,837,257   2,793,567
   Interest-bearing
     deposits           11,176,975  11,107,810  11,101,272  11,121,768  10,674,814   9,937,224   9,637,911
----------------------------------------------------------------------------------------------------------
   Total deposits       14,441,982  14,282,137  14,288,100  14,296,337  13,502,437  12,774,481  12,431,478
   Short-term
     borrowings          2,385,757   2,439,833   2,397,346   2,357,838   2,275,739   1,591,305     865,298
   Long-term debt          978,036     707,361     746,500     641,082     610,889     477,405     421,537
   Shareholders'
     equity              1,753,764   1,586,985   1,607,837   1,575,348   1,525,393   1,433,746   1,327,513
----------------------------------------------------------------------------------------------------------
Ratios
   Return on average
     assets                   1.56%       1.52%       1.53%       1.31%       1.26%       1.37%       1.49%
   Return on average
     equity                  17.64       18.57       18.41       15.95       15.11       15.96       17.81
   Net interest margin        4.33        4.47        4.47        4.51        4.55        4.89        5.04
   Noninterest expense
     to net revenue          59.40       58.10       58.25       63.16       63.75       63.94       63.51
   Dividend payout ratio     42.14       40.40       40.39       44.05       44.00       38.93       33.33
   Tier 1 risk-based
     capital                 10.26       10.67       10.21       11.67       10.36       11.29       10.98
   Total risk-based
     capital                 11.51       12.19       11.71       13.47       12.45       13.18       13.17
   Leverage (c)               8.66        8.28        8.50        8.55        7.52        8.15        8.05
   Average shareholders'
     equity to average
     total assets             8.85        8.23        8.32        8.22        8.37        8.67        8.67
----------------------------------------------------------------------------------------------------------


Per Share Data

                                                 For the
                                             Nine Months
                                                   Ended
                                               Sept. 30,          For the Year Ended December 31,
                                                    1998           1997         1996         1995
                                            ------------   --------------------------------------
Earnings per common share (basic)-
  Star:
    Historical                              $       1.76   $       2.26   $     1.79   $     1.52
    Pro forma combined for Great Financial          1.74           2.08          n/a          n/a
    Pro forma combined for Trans Financial           n/a           2.11         1.67         1.52
    Pro forma combined for the merger               1.92           2.39         1.96         1.76
  Firstar:
    Historical                                      1.59           2.03         1.68         1.50
    Pro forma equivalent for the merger(1)          1.46           1.82         1.49         1.34

Cash dividends declared per common share-
  Star:
    Historical                                      0.69           0.80         0.63         0.53
    Pro forma combined for the merger(2)            0.69           0.80         0.63         0.53
  Firstar:
    Historical                                      0.67           0.82         0.74         0.66
    Pro forma equivalent for the merger(1)          0.52           0.61         0.48         0.40




                                            At Sept. 30,    At Dec. 31,
                                                    1998           1997
                                            ------------   ------------

Shareholders' equity per common share (end of period)-
  Star:
    Historical                              $      15.73   $      10.62
    Pro forma combined for Great Financial            --          14.37
    Pro forma combined for Trans Financial            --          14.38
    Pro forma combined for the merger              15.18          14.89
  Firstar:
    Historical                                     12.58          11.65
    Pro forma equivalent for the merger(1)         11.54          11.32



(1) Pro forma equivalent amounts for the Merger are calculated by multiplying the pro forma combined amounts by the Exchange Ratio of .76.

(2) Pro forma combined dividends per share represent historical dividends per share paid by Star.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 1998
(dollars in thousands)

                                                     Star Banc          Firstar          Pro Forma          Pro Forma
                                                         Corp.      Corporation        Adjustments      Firstar Corp.
                                                 -------------    -------------      -------------      -------------
ASSETS:
Cash and Due from Banks..........................$     681,774    $   1,168,766      $          --      $   1,850,540
Short-Term Investments...........................       16,092           66,098                 --             82,190

Loans Held for Sale..............................      745,687          395,159                 --          1,140,846

Investment Securities:
  Available-for-Sale.............................    2,596,298        1,662,245                 --          4,258,543
  Held-to-Maturity...............................      139,928        2,288,465                 --          2,428,393
                                                 -------------    -------------      -------------      -------------
    Total Securities.............................    2,736,226        3,950,710                 --          6,686,936

Loans Net of Unearned Interest...................   11,708,779       14,012,054                 --         25,720,833
           Allowance for Loan Losses.............      178,575          231,457                 --            410,032
                                                 -------------    -------------      -------------      -------------
    Net Loans....................................   11,530,204       13,780,597                 --         25,310,801

Bank Premises and Equipment......................      231,467          386,157            (40,000)B          577,624
Acceptances - Customers' Liability...............       22,398            9,266                 --             31,664
Intangibles......................................      697,822          232,778                 --            930,600
Mortgage Servicing Rights........................      138,755           27,600                 --            166,355
Other Assets.....................................      490,643          671,265                 --          1,161,908
                                                 -------------    -------------      -------------      -------------
      Total Assets...............................$  17,291,068    $  20,688,396      $     (40,000)     $  37,939,464
                                                 =============    =============      =============      =============

LIABILITIES:
Deposits:
  Noninterest Bearing Deposits...................$   2,318,305    $   3,496,318      $          --      $   5,814,623
  Interest Bearing Deposits......................   10,633,730       11,063,853                 --         21,697,583
                                                 -------------    -------------      -------------      -------------
      Total Deposits.............................   12,952,035       14,560,171                 --         27,512,206
Short-Term Borrowings............................    1,666,592        3,164,443                 --          4,831,035
Long-Term Debt...................................      484,607          705,944                 --          1,190,551
Trust Preferred Securities.......................      148,617          150,000                 --            298,617
Acceptances Outstanding..........................       22,398            9,286                 --             31,684
Other Liabilities................................      337,577          270,797            171,000 B          779,374
                                                 -------------    -------------      -------------      -------------
    Total Liabilities............................   15,611,826       18,860,641            171,000         34,643,467
                                                 -------------    -------------      -------------      -------------


SHAREHOLDERS' EQUITY:
Common Stock.....................................      536,540          182,207           (716,566)A            2,181
Preferred Stock..................................           --               --                 --                 --
Surplus..........................................      389,921           13,567            716,566 A        1,120,054
Retained Earnings................................      735,404        1,617,921           (211,000)B        2,142,325
Treasury Stock, at cost..........................       (9,497)         (22,283)                --            (31,780)
ESOP Shares Purchased with Debt..................           --               --                 --                 --
Net Unrealized Gain/(Loss) on Securities                                                                           --
  Available-for-Sale.............................       26,874           36,343                 --             63,217
                                                 -------------    -------------      -------------      -------------
    Total Shareholders' Equity...................    1,679,242        1,827,755           (211,000)         3,295,997
                                                 -------------    -------------      -------------      -------------

    Total Liabilities and Shareholders' Equity...$  17,291,068    $  20,688,396      $     (40,000)     $  37,939,464
                                                 =============    =============      =============      =============


A  Entry to adjust common stock and surplus for shares issued for the combined company at $0.01 per share.
B  Entry to record estimated merger related and restructuring charges to be recorded at time of merger.


Unaudited Pro Forma Condensed Combined Income Statement
For the Nine Months Ended September 30, 1998
(amounts in thousands except per share amounts)

                                                Great                      Pro Forma                                 Pro Forma
                              Star Banc     Financial    Pro Forma         Star Banc      Firstar     Pro Forma        Firstar
                            Corporation   Corporation  Adjustments       Corporation  Corporation   Adjustments    Corporation
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------
INTEREST INCOME:
Interest and Fees on Loans..$   752,070  $     16,386  $      (187)(4) $     768,269  $   845,694  $         --  $   1,613,963
Interest and Fees on Loans
  Held For Sale.............     25,848            --           --            25,848       19,060            --         44,908
Interest on Investment
  Securities................    123,088         4,950         (194)(4)       127,844      187,852            --        315,696
Other.......................      2,261            29           --             2,290        2,969            --          5,259
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------
  Total Interest Income.....    903,267        21,365         (381)          924,251    1,055,575            --      1,979,826
                             -----------  ------------  -----------     -------------  -----------  ------------  -------------

INTEREST EXPENSE:
Interest on Deposits........    325,784         9,682         (419)(4)       335,047      359,483            --        694,530
Interest on Borrowings......     94,441         3,677          842 (4)        98,960      143,884            --        242,844
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------
  Total Interest Expense....    420,225        13,359          423           434,007      503,367            --        937,374
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------

    Net Interest Income.....    483,042         8,006         (804)          490,244      552,208            --      1,042,452

Provision for Loan Losses...     48,946         2,333           --            51,279       36,187            --         87,466
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------
    Net Interest Income
      after Provision for
      Loan Losses...........    434,096         5,673         (804)          438,965      516,021            --        954,986
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------

NONINTEREST INCOME:
Trust Income................     53,892            --           --            53,892      140,933            --        194,825
Service Charges on Deposits.     62,045           353           --            62,398       76,690            --        139,088
Credit Card Income..........     18,491            --           --            18,491       41,920            --         60,411
Electronic Banking Income...     13,790            --           --            13,790       18,363            --         32,153
Mortgage Banking Income.....     49,835         2,506          (24)(4)        52,317       66,251            --        118,568
Investment Securities Gains/
  (Losses)-Net..............        305            --           --               305          801            --          1,106
All Other Income............     43,521           925           --            44,446       66,485            --        110,931
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------
  Total Noninterest Income..    241,879         3,784          (24)          245,639      411,443            --        657,082
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------

NONINTEREST EXPENSE:
Salaries....................    146,077         3,215           --           149,292      270,254            --        419,546
Pension and Other Employee
   Benefits.................     22,383         1,438           --            23,821       52,383            --         76,204
Equipment Expense...........     22,753         1,149           --            23,902       53,356            --         77,258
Occupancy Expense - Net.....     24,698            --           --            24,698       49,604            --         74,302
All Other Expense...........    147,063         3,848        1,262 (4)       152,173      163,875            --        316,048
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------
                                362,974         9,650        1,262           373,886      589,472            --        963,358
Merger Related Charges......     29,970        28,844      (28,844)(5)        29,970           --            --         29,970
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------
  Total Noninterest Expense.    392,944        38,494      (27,582)          403,856      589,472            --        993,328
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------

INCOME BEFORE TAXES.........    283,031       (29,037)      26,754           280,748      337,992            --        618,740
Income Tax..................     96,959        (8,048)       5,732 (4)(5)     94,643      106,934            --        201,577
                            -----------  ------------  -----------     -------------  -----------  ------------  -------------

  NET INCOME................$   186,072  $    (20,989) $    21,022     $     186,105  $   231,058  $         --  $     417,163
                            ===========  ============  ===========     =============  ===========  ============  =============

Basic earnings per common
   share                    $      1.76                                $        1.74  $      1.59                $        1.92

Diluted earnings per
   common share                    1.71                                         1.69         1.57                         1.88

Average common shares -
  basic                         105,477                                      106,706      145,245                      217,092

Average common shares -
  diluted                       108,603                                      109,832      147,118                      221,642


See accompanying notes to the unaudited pro forma condensed financial information.


NOTES TO THE UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL INFORMATION
(Amounts in thousands, except per share data)


NOTE 1 - BASIS OF PRESENTATION
	The unaudited Pro Forma Condensed Combined Financial Information has been prepared assuming the Star/Firstar merger will be accounted for under the pooling of interests method and is based on the historical consolidated financial statements of Star and Firstar. Star and Firstar are in the process of reviewing their respective accounting policies. As a result of this review, it might be necessary to restate certain amounts in financial statements of the combined company to conform to those accounting policies that are most appropriate. Any such restatements are not expected to be material.

	On August 21, 1998, Star completed its acquisition of Trans Financial, Inc. The purchase of Trans Financial was a tax-free stock-for-stock exchange, which was accounted for as a pooling-of-interest. Star issued 10.7 million shares of common stock to the Trans Financial shareholders in this transaction. As a result of this acquisition, all prior period financial information has been restated to include the historical results of Trans Financial Inc.

	On February 7, 1998 Star completed the purchase of Great Financial Corporation for 70 percent stock and 30 percent cash. Star issued 9.5 million shares of common stock and paid out $190 million in cash for a total value of $648 million for this transaction. This transaction was structured as a tax-free exchange for shareholders receiving stock and has been accounted for as a purchase. The pro forma adjustments for Great Financial represent management's best estimates based on available information at this time. The actual adjustments may differ from those reflected in the unaudited Pro Forma Condensed Combined Financial Information as estimates and contingencies are finalized, although any adjustments are not expected to be material.


NOTE 2 - SHAREHOLDERS' EQUITY
	For the merger of Star and Firstar, Firstar shareholders will receive 0.76 shares of common stock in the combined company for each share of Firstar common stock. Star shareholders will receive one share of common stock in the combined company for each share of Star Banc common stock. Firstar had 145,288,419 shares of common stock outstanding at September 30, 1998, which will be exchanged for 110,419,198 shares of the combined company, while Star had 106,753,757 shares of common stock outstanding at September 30, 1998. This would result in a total of 217,172,955 shares of common stock issued for the combined company. The common stock in the unaudited Pro Forma Condensed
Combined Balance Sheet has been adjusted to reflect the par value amount of the total amount of shares of the combined company. Pro forma retained earnings reflects an adjustment for estimated merger related charges as described in Note
3 below.

	For the merger of Star and Trans Financial, Star exchanged 0.9003 of a share of Star common stock for each share of Trans Financial common stock. Star issued 10,733,116 shares on common stock for the acquisition of Trans Financial. The common stock in the unaudited Pro Forma Condensed Combined Balance Sheet includes the effect of the Star shares issued.


NOTE 3 - MERGER RELATED CHARGES
	In connection with the merger of Star and Firstar, the combined company expects to incur pre-tax merger related charges of approximately $325 million. These are expected to include approximately $95 million in severance, change of control, relocation and other employee related payments, $79 million in direct conversion costs, $77 million in charges related to consolidation of systems and operations, $40 million in occupancy and equipment charges (lease termination costs, elimination of duplicate facilities and write-off of equipment) and $34 million in other merger related costs (including legal and investment banking fees).

	In connection with the merger of Star and Trans Financial, the combined company incurred pre-tax merger related charges of approximately $30 million. These charges included approximately $9.0 million in severance, change of control and relocation payments, $5.3 million in occupancy and equipment charges (lease termination costs, elimination of duplicate facilities and write-off of equipment), $4.7 million in conversion costs and contract terminations, a $3.0 million commitment to establish a Foundation and $8.0 million in other merger related costs (including legal and investment banking fees). In addition, a $12.3 million provision for loan losses was charged to earnings on the merger date. This additional loan loss provision was recorded in connection with the change in the management of Trans Financial problem loans.

	The Star/Firstar merger related charges and the related tax effect have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1998, and have not been reflected in the Unaudited Pro Forma Condensed Combined Income Statements as they are not expected to have a continuing impact on the operations of the combined company.


 NOTE 4 - GREAT FINANCIAL ACQUISITION
	The historical balance sheet of Star as of September 30, 1998 includes the acquisition of Great Financial, which occurred on February 7, 1998 and was accounted for as a purchase transaction. The $190 million cash portion of the purchase price represents 30 percent of the purchase price and was funded with short-term borrowings. The Unaudited Pro Forma Condensed Combined Income Statements for the nine months ended September 30, 1998 and the year ended December 31, 1997 reflect Great Financial's operating results and the impact of purchase accounting adjustments as if the transaction occurred on January 1, 1997.

	The purchase accounting and pro forma adjustments related to the merger reflected in the unaudited Pro Forma Condensed Combined Income Statements are summarized as follows:

                                     Nine Months             Year
                                           Ended            Ended
                                       Sept. 30,         Dec. 31,
                                            1998             1997
                                     -----------       ----------
Interest income -
  Amortization of investment
    securities                             $(194)         $(2,333)
  Amortization of loans                     (187)          (2,264)
Interest expense -
  Amortization of CDs                       (419)          (5,023)
  Amortization of long-term debt             (31)            (372)
  Interest expense on short-term
    borrowings to fund cash
    portion of purchase price                873           10,475
Noninterest income -
  Amortization of mortgage
    servicing rights                         (24)            (292)
Noninterest expense -
  Amortization of identifiable
    intangibles and Goodwill               1,262           15,140


Income tax expense on the pro forma adjustments is reflected using a 35% tax rate.

	The following assumptions were used in establishing the purchase accounting adjustments for Great Financial included in the Unaudited Pro Forma Condensed Income Statements.

	Securities - The securities premium is assumed to be amortized into interest income on an effective interest method basis over the remaining estimated maturities of the securities, approximately 9 years.


	Loans - The fair value adjustment is being amortized on a straight-line basis over the estimated remaining maturities of the various loan types, ranging from 3 to 13 years.

	Mortgage servicing rights - The excess of fair value over carrying value is amortized on an accelerated basis over estimated maturity of the underlying mortgages.

	Intangibles - Identifiable intangibles are amortized on a straight-line basis over an average of 11 years based on the estimated lives of the deposits acquired. Goodwill is amortized on a straight-line basis over 25 years.

	Certificates of Deposit and Long-term Debt - The fair value adjustments are amortized on an effective interest method over the remaining maturities of the deposits and debt.

NOTE 5 MERGER RELATED CHARGES OF GREAT FINANCIAL
	Included in Great Financial's results for January 1, 1998 through February 6, 1998, as shown in the Unaudited Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 1998, were the following merger related charges incurred directly by Great Financial:
(Dollars in thousands)


Severance and benefit payments              $ 4,301
Contract termination payments                 4,847
Payout of nonqualified stock options         14,244
Investment banking and legal fees             4,235
Other direct merger charges                   1,217
                                            -------
     Total merger related charges           $28,844
                                            =======

	Noninterest expense (and the related tax effect) in the Unaudited Pro Forma Condensed Combined Income Statement for September 30, 1998 was adjusted to exclude the above one-time merger charges in the pro forma operating results.

ITEM 7(c) EXHIBITS

The following exhibits are filed herewith:

Exhibit
Number                                   Title

99.1 Text of press release, dated November 20, 1998, issued by Registrant.
99.2 Text of press release, dated November 20, 1998, issued by Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   FIRSTAR CORPORATION

                                   By:  /s/ Jennie P. Carlson
                               	    ----------------------
                                         Jennie P. Carlson
                                         Senior Vice President,
                                         General Counsel
                                         and Secretary

Date:  November 24, 1998

Exhibit Index

Exhibit
Number                                  Title

99.1 Text of press release, dated November 20, 1998 issued by Registrant.
99.2 Text of press release, dated November 20, 1998, issued by Registrant.